Exhibit 99.1
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[LOGO - Coast Financial Holdings, Inc.]
Contacts:                                 CORPORATE INVESTOR RELATIONS

Brian P. Peters, President and CEO        5333 - 15TH Avenue South
bpeters@coastbankflorida.com              Suite 1500
941-752-5900                              Seattle, WA 98108

Brian F. Grimes, EVP and CFO              206.762.0993 or 503.234.6361
bgrimes@coastbankflorida.com
941-752-5900                              www.stockvalues.com
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[LOGO] THE CEREGHINO GROUP

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 COAST BANK OF FLORIDA COMPLETES PURCHASE OF DOWNTOWN BRADENTON BUILDING
            TO HOUSE NEW BRANCH AND CONSOLIDATED HEADQUARTERS

Bradenton, Florida - April 7, 2004 - Coast Bank of Florida, a subsidiary of Coast Financial Holdings, Inc. (Nasdaq: CFHI), announced today that it has closed the transaction to purchase a six story building in downtown Bradenton for $6.8 million cash. The building will house, subject to regulatory approval, its seventh Coast Bank branch and the company's headquarters.

"This is a terrific opportunity for us in several regards," said Brian Peters, president and CEO. "In the new building, we will have a very visible branch in downtown Bradenton, plus we'll be able to consolidate all of our administrative and corporate operations to one facility, from the two widely separated offices currently in use. This move should also provide us with operational efficiencies going forward."

The building is currently occupied by a Republic Bank branch on the first floor, which will be converted to a Coast Bank branch in mid-May. Coast operations will occupy the second and third floors of the building after renovations are completed, later this year. All current tenants will remain, occupying the remainder of the building.

After the move is complete, Coast will sell the building it currently is using as its operations center. The Cortez Road building was originally purchased in November 2002.

Coast Financial Holdings, Inc. through its banking subsidiary, Coast Bank of Florida (www.coastbankflorida.com), operates six full-service banking locations in Manatee County, Florida. Coast Bank of Florida is a general commercial bank that provides full-service banking operations to its customers from its headquarters location and from branch offices in Bradenton and on Longboat Key. Through an arrangement with Raymond James Financial Services, Inc., Coast makes asset and investment management services and insurance products available to its customers.

This press release and other statements to be made by the Company contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words or phrases such as "believe," expect," anticipate," project," and conditional verbs such as "may," "could," and "would," and other similar expressions or verbs. Such forward-looking statements reflect management's current expectations, beliefs, estimates, and projections regarding the Company, its industry and future events, and are based upon certain assumptions made by management. These forward-looking statements are not guarantees of future performance and necessarily are subject to risks, uncertainties, and other factors (many of which are outside the control of the Company) that could cause actual results to differ materially from those anticipated. These risks, uncertainties, and other factors include, among others: the Company's ability to efficiently open new branches, and cost-effectively move its headquarters, retain tenants, changes in general economic or business conditions, either nationally or in the State of Florida, changes in the regulatory environment, and other risks described in the Company's initial public offering prospectus and as described from time to time by the Company in other reports filed by it with the Securities and Exchange Commission. Any forward-looking statement speaks only to the date on which the statement is made, and the Company disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. If the Company does update any forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to that statement or any other forward-looking statements.

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Note:  Transmitted on PR Newswire on April 7, 2004 at 1:30 p.m. EDT.